Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Candie's, Inc. (the "Company") on Form 10-Q for the period ended October 31, 2002 (the "Report"), I, Richard Danderline as Executive Vice President of Finance and Operations of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                    /s/ Richard Danderline
                                    Richard Danderline
                                    Executive Vice President of
                                        Finance and Operations
                                    (Principal Financial Officer)

Dated: December 13, 2002